UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 7, 2005

COMSYS IT PARTNERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13956	56-1930691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1800

Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

(713) 386-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2005, COMSYS IT Partners, Inc. (the “Company”) entered into a joint commitment letter with Wachovia Bank, National Association, Wachovia Capital Markets, LLC and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc. (collectively, the “Banks”), with respect to a new senior secured revolving credit facility (“Revolving Credit Facility”). The Revolving Credit Facility provides for revolving credit of up to $100 million, with an option, at the Company’s election, to increase the amount by up to an additional $50 million, which may be borrowed as revolving loans or term loans, subject to receipt of additional commitments and certain other conditions.

The Revolving Credit Facility, which will mature in 2010, will be guaranteed by all of the Company’s existing and future material domestic subsidiaries and secured by substantially all of the present and future tangible and intangible assets of the Company and its material domestic subsidiaries, including the equity interests of the material domestic subsidiaries of the Company and certain of its subsidiaries and 65% of the equity interests of the Company’s and its material domestic subsidiaries’ first-tier foreign subsidiaries. The Revolving Credit Facility will limit the amount of borrowing capacity to an amount equal to the lesser of (a) 85% of the net book value of the accounts receivable of the Company and its guarantor subsidiaries, as determined in accordance with generally accepted accounting principles, and (b) 85% of the amount of the average sales per day of the Company and its guarantor subsidiaries multiplied by 60.

The commitments are subject to certain customary conditions, including satisfactory completion of documentation, due diligence and meeting certain financial requirements. There can be no assurance that any of these conditions will be satisfied. The closing of the Revolving Credit Facility is expected to occur concurrently with the consummation of the Company’s offering of its senior unsecured notes due 2013 (the “Notes”), which is discussed under Items 7.01 and 8.01 below. The closing is subject to the Company’s consummation of the offering of the Notes in an amount of not less than $125 million. The Revolving Credit Facility would replace the Company’s existing senior credit facility, which currently provides for borrowings of up to $100 million under a revolving line of credit and a term loan of $15 million and expires in September 2009. The Company intends to repay all outstanding borrowings under this existing facility and other indebtedness with proceeds from the Notes offering and borrowings under the Revolving Credit Facility. The Company expects that immediately following the closing of the Revolving Credit Facility, the maximum borrowing capacity under the Revolving Credit Facility (before any borrowings thereunder) will be approximately $38.0 million, which will be available for general corporate purposes, including working capital and potential acquisitions of, or investments in, companies, technologies, products or assets.

The foregoing description of the joint commitment letter does not purport to be complete and the actual terms of the Revolving Credit Facility will be as set forth in the executed documents related thereto and may differ from those described above.

Item 7.01 Regulation FD Disclosure.

On September 12, 2005, the Company announced that it intends to commence a private offering of the Notes in the aggregate principal amount of $150 million. In connection with such offering, the Company intends to disclose to potential investors the following information set forth herein as Exhibit 99.1, which information is hereby incorporated by reference in this Item 7.01 of this report:

•	Summary historical consolidated financial data as of and for the fiscal years ended December 31, 2002, December 31, 2003 and January 2, 2005 and as of and for the six months ended June 30, 2004 and July 3, 2005, summary unaudited pro forma condensed combined financial data for the fiscal year ended January 2, 2005 and summary unaudited pro forma, as adjusted, condensed combined financial data for the twelve months ended July 3, 2005;

•	Unaudited pro forma condensed combined financial data for the fiscal year ended January 2, 2005; and

•	Unaudited pro forma, as adjusted, condensed combined financial data for the twelve months ended July 3, 2005.

In addition, the Company intends to disclose the following: (i) the Company currently engages approximately 4,700 consultants, and (ii) the Company intends to terminate its swap and cap agreements in connection with the closing of the offering of the Notes, which swap and cap agreements were entered into by the Company in connection with the variable interest risk associated with the Company’s existing indebtedness.

The information contained in this Item 7.01 is neither an offer to sell nor a solicitation of an offer to buy any of the Notes. The Notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-United States persons in compliance with Regulation S under the Securities Act. The Notes to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

Item 8.01 Other Events.

The Company announced it intends to commence the offering of the Notes in a press release dated September 12, 2005. A copy of that press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Number	Exhibit
99.1*	Supplemental information

99.2	Press release of COMSYS IT Partners, Inc. issued September 12, 2005

*	This exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act or the Exchange Act.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company’s disclosure and analysis in this report on Form 8-K may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which are subject to risks and uncertainties. Forward-looking statements give the Company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. These statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All statements other than statements of historical facts included or incorporated by reference in this report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.

These forward-looking statements are largely based on the Company’s expectations and beliefs concerning future events, which reflect estimates and assumptions made by its management. These estimates and assumptions reflect the Company’s best judgment based on currently known market conditions and other factors relating to its operations and business environment, all of which are difficult to predict and many of which are beyond its control, including:

•	risks associated with the failure of the offering of the Notes and/or the Revolving Credit Facility to close;

•	risks associated with the Company’s substantial indebtedness and ability to meet its debt service obligations;

•	the impact of competitive pressures and economic conditions on the Company’s ability to maintain or improve operating margins, including any change in the demand for its services;

•	the Company’s success in attracting, training, retaining and motivating consultants and key officers and employees;

•	changes in levels of unemployment and other economic conditions in the United States, or in particular regions or industries;

•	weaknesses or reductions in corporate information technology spending levels;

•	the Company’s ability to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions;

•	the challenges of integration and restructuring associated with future acquisitions, if any, or other planned business activities and the challenges of achieving anticipated synergies;

•	the entry of new competitors into the U.S. staffing services market due to the limited barriers to entry or the expansion of existing competitors in that market; and

•	downgrades in the Company’s credit ratings.

Although the Company believes its estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond its control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained or incorporated by reference in this report are not guarantees of future performance, and the Company cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to the factors listed in this section or the risk factors previously disclosed in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this report. The Company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to the Company or persons acting on its behalf.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: September 13, 2005	By:	/s/ Joseph C. Tusa, Jr.
	Name:	Joseph C. Tusa, Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1*	Supplemental information

99.2	Press release of COMSYS IT Partners, Inc. issued September 12, 2005

*	This exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act or the Exchange Act.